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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
          MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS (the "Portfolio)

   The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectus of the Trust.

     Supplement dated April 4, 2003 to the Prospectus dated July 29, 2002

   On March 20, 2003 the Trust's Board of Trustees approved the following:

   . The hiring of Camden Asset Management, L.P. ("Camden") as an additional investment adviser to the Portfolio. The Consulting Group, a division of Smith Barney Fund Management LLC ("SBFM"), recommended Camden as an additional adviser because it was determined that Camden offers an investment style complementary to that of the current convertible arbitrage adviser, Calamos Asset Management ("Calamos"), further diversifying the management and strategic allocation of the Portfolio. Camden will seek to achieve the Portfolio's investment objective of long-term capital appreciation by investing in a diversified portfolio of convertible arbitrage opportunities. Convertible arbitrage entails identifying exchangeable securities that are attractively valued relative to the underlying common stock and capturing the relative value by buying one security and selling the other. The hiring of Camden has resulted in the entering into of an investment advisory agreement effective April 3, 2003 between SBFM and Camden. Under the terms of the agreement, Camden will receive a fee of 1.20% that is computed daily and paid monthly based on the value of the average net assets of the Portfolio allocated to Camden. Camden, located in Los Angeles, California, was founded in 1991. As of December 31, 2002 Camden managed approximately $2.1 billion in assets.

   . The hiring of Freeman Associates Investment Management LLC ("Freeman") as an additional investment adviser to the Portfolio. The Consulting Group recommended Freeman as an additional adviser because it was determined that Freeman offers an investment style complementary to that of the other equity market neutral advisers, SSI Investment Management, Inc. ("SSI") and Franklin Portfolio Associates LLC ("Franklin"), further diversifying the management and strategic allocation of the Portfolio. Freeman will seek to achieve the Portfolio's investment objective of long-term capital appreciation by emphasizing companies with discounted earnings, revenues and cashflows. Stocks selling at fundamental premiums are likely candidates for the short portfolio. Freeman believes that long term investments must focus on fundamental valuation that continues to offer the most consistent sources of risk adjusted value added. The hiring of Freeman has resulted in the entering into of an investment advisory agreement effective April 2, 2003 between SBFM and Freeman. Under the terms of the agreement, Franklin will receive a fee of 0.90% that is computed daily and paid monthly based on the value of the average net assets of the Portfolio allocated to Freeman. Freeman, located in Rancho Santa Fe, California, was founded in 2001. As of December 31, 2002 Freeman managed approximately $1.8 billion in assets.

   . With the hiring of Camden and Freeman, the assets of the Portfolio will be allocated as follows: SSI 20%, Franklin 20%, Freeman 20%, Calamos 15%, Camden 15% and Pegasus Investments, Inc. 10%

   Shareholders of the Portfolio will soon receive an information statement regarding these changes.

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